UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report (Date of earliest event reported):  September 24, 2002

 HORIZON OFFSHORE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23653	76-487309
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2500 CityWest Boulevard, Suite 2200, Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)

(713) 361-2600

(Registrant's telephone number, including area code)

Item 5.	Other Events.

            On September 24, 2002, Horizon Offshore, Inc. issued the press release attached hereto as Exhibit 99.

Item 7.	Financial Statements and Exhibits

(a)	Exhibits.

99

Press release issued by Horizon Offshore, Inc. on September 24, 2002, announcing that its subsidiary Horizon Offshore Contractors, Inc. has been awarded a contract by a subsidiary of El Paso Energy Partners to install 83 miles of pipeline as part of the Cameron Highway Oil Pipeline System.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON OFFSHORE, INC.

By: /s/ David W. Sharp
David W. Sharp
Executive Vice President and
Chief Financial Officer

Dated:  September 24, 2002